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                                                        SUBSCRIPTION DOCUMENT A


                            AMERICAN CRYSTAL SUGAR COMPANY


                      SUBSCRIPTION AGREEMENT FOR PREFERRED STOCK


Name and address of shareholder:    Number of shares of preferred stock, par
________________________________    value $76.77, owned of record by the
________________________________    shareholder as of July 25, 1997:__________
________________________________
________________________________    Number of shares of preferred stock, par
                                    value $76.77, that the shareholder is
                                    entitled to purchase in Pool 1:___________

                                    Total purchase price: $___________________

                                    Payment for 42% of the shares: $__________
                                    Payment of $100 for each other share: $___
                                    Payment due now: $________________________

                                    Total Installment Amount: $_______________
                                    Annual installment payment: $_____________


    According to the records of American Crystal Sugar Company (the "Company"), as of July 25, 1997, the member listed above owned one (1) share of the company's common stock and __________ shares of the Company's preferred stock, par value $76.77. Based on such ownership, the member listed above has the right to purchase __________ shares of the Company's preferred stock in Pool 1 of the Company's public offering of a total of 61,500 shares of preferred stock, as described in the Company's __________, 1997 prospectus and any supplements.

    The undersigned member hereby subscribes for and agrees to purchase __________ shares of preferred stock, at a price of $1,500.00 per share, and delivers herewith a check payable to "American Crystal Sugar Company" in full payment for forty-two percent (42%) of the shares which the member is entitled to purchase and an initial payment of $100 for each other share which the member desires to purchase hereunder. The amount due upon execution of this agreement is $__________ if the undersigned member purchases the total number of shares which the member is entitled to purchase. THAT AMOUNT REPRESENTS THE TOTAL PURCHASE PRICE WITH RESPECT TO FORTY-TWO PERCENT (42%) OF THE SHARES AND $100 PER SHARE FOR EACH OTHER SHARE. (If the undersigned member wishes to purchase less than all of the shares of preferred stock that such member is entitled to purchase in Pool 1, full payment of the purchase price for forty-two (42%) of the shares which the member is entitled to purchase must be made upon execution of this Subscription Agreement).

    The remaining portion of the total purchase price for shares of preferred stock not paid in full upon execution of this Subscription Agreement will be due and payable in six (6) annual installments, due on each anniversary of the closing of this offering. With respect to each share to be paid for by installment payments, the annual installment will be $233.33, exclusive of rounding; the Company will provide the subscriber with an invoice for such amounts 30 days prior to the due date of each such installment. As security for payment of the remaining installments, the Company shall retain a security interest in those shares of preferred stock for which payment has not yet been made. Shares subject to a security interest may not be transferred until the Company has received payment in full.

THIS SUBSCRIPTION AGREEMENT INCORPORATES THE PROVISIONS LOCATED ON THE REVERSE SIDE.

INSTRUCTIONS: if the shareholders are co-owners or joint owners, each should sign. If the shareholder is a corporation, an officer should sign and give his or her title. If the shareholder is a general partnership, a limited partnership, a partner, a general partner or an authorized member, respectively, should sign and give his title and certify that he is entitled to sign on behalf of the entity.


Dated:_________________________   ____________________________________________
                                        (Signature) (title)

Dated:_________________________   ____________________________________________
                                        (Signature) (title)


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                                                        SUBSCRIPTION DOCUMENT A

The undersigned member hereby declares and represents that (i) the undersigned continues to be eligible for membership in the Company as of the date hereof, in accordance with the Company's Articles of Incorporation and Bylaws, (ii) the undersigned member acknowledges and agrees that the purchase of the shares of preferred stock will obligate such member to provide sugarbeets to the Company in accordance with the terms and conditions of the member's "grower's agreement(s)" with the Company and (iii) that such grower's agreements shall be deemed amended to include the shares of preferred stock purchased hereby.

THIS SUBSCRIPTION AGREEMENT MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN NOVEMBER 21, 1997 AT 5:00 P.M. YOUR CHECK MUST BE RETURNED WITH THIS SUBSCRIPTION AGREEMENT.